UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

September 16, 2002
Date of Report
(Date of earliest event reported)

FIRST USA BANK, NATIONAL ASSOCIATION
(Exact name of registrant as specified in its charter)

(As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST)

Laws of the United States	033-99442-01	51-0269396
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

201 North Walnut Street, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

302/594-4000
Registrant’s telephone number, including area code

N/A
(Former name, former address and former fiscal year, if changed since last report)

Item 5.    Other Events

The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item  7.    Financial Statements, Pro Forma financial Statements and Exhibits

See separate index to exhibits.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST USA BANK, National Association As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST

By:	/s/ MICHAEL J. GRUBB
Name: Michael J. Grubb Title: First Vice President
Date:    September 16, 2002

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INDEX TO EXHIBITS

Exhibit Number	Exhibit

28.1	Excess Spread Analysis

28.2	Series 1999-1 Monthly Servicing Certificate—August 31, 2002

28.3	Monthly Series 1999-1 Certificateholder’s Statement—August 31, 2002

28.4	Series 2000-1 Monthly Servicing Certificate—August 31, 2002

28.5	Monthly Series 2000-1 Certificateholders’ Statement—August 31, 2002

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